October 14, 2026

Summary Prospectus

Calamos Least-Of Autocallable Income ETF

(NYSE Arca – CAYN)

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.calamos.com/resources. You can also get this information at no cost by calling 866.363.9219 or by sending an e-mail request to prospectus@calamos.com. The current prospectus and statement of additional information, both dated October 14, 2026 (and as each may be amended or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

Calamos Least-Of Autocallable Income ETF (the “Fund”) seeks to generate high monthly income while providing reduced downside risk through exposure to the MerQube US Equity Least-Of Autocallable Index (the “Autocallable Index”). The Autocallable Index is designed to reflect the performance of a theoretical diversified portfolio of synthetic least-of autocallable notes (each an “Autocallable” and the theoretical portfolio of Autocallables, the “Index Portfolio”), the coupon, autocall and principal outcomes of which are determined by reference to the least-performing of a basket of three exchange-traded funds — the SPDR® S&P 500® ETF Trust (“SPY”), the Invesco QQQ TrustSM, Series 1 (“QQQ”) and the iShares® Russell 2000® ETF (“IWM”) (together, the “Underlying Reference Basket,” and each a “Constituent”). The reduced downside risk that the Fund seeks to deliver is relative to owning a single underlying least-of autocallable note (and not relative to the risk associated with investing in the Underlying Reference Basket or any Constituent), because exposure to the Autocallable Index is expected to provide benefits such as reduced timing risk, diversification across multiple Autocallable notes (i.e., not subject to a single maturity barrier), and contingent maturity barriers that may help preserve capital over time.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.74%
Distribution and/or Service Fees (12b‑1)	0.00%
Other Expenses[1]	0.00%
Acquired Fund Fees and Expenses	0.12%
Total Annual Fund Operating Expenses	0.86%
Fees Waived and/or Reimbursed[2]	(0.12)%
Total Annual Fund Operating Expenses After Waiving and/or Reimbursing Expenses	0.74%

“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.
2
Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”) has contractually agreed to waive fees owed to it by the Fund in the amount of the acquired fund fees and expenses for any affiliated investment company in which the Fund invests. The expense waiver arrangement may be terminated by Calamos Advisors LLC at any time on or after December 1, 2029.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs, whether you sell or hold your Fund Shares, would be:

Year 1	Year 3
$76	$237

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is a non-diversified, actively managed exchange-traded fund (“ETF”) that, under normal market conditions, seeks to invest at least 80% of its total assets in U.S. Treasuries, cash, cash equivalents, “box spreads” (including box spread ETFs) and unfunded total return swaps

Calamos Least-Of Autocallable Income ETF

that provide exposure to the MerQube US Equity Least-Of Autocallable Index (the “Autocallable Index”). The Fund will not attempt to replicate or track the Autocallable Index but will instead use financial instruments such as total return swaps to gain exposure to the level of the Autocallable Index. The Fund intends to make distributions to investors monthly in amounts that are determined in part by reference to the Autocallable Index. The Autocallable Index is designed to reflect the collective performance of a theoretical portfolio of approximately 52 to 156 synthetic least-of autocallable notes arranged in a laddered structure with staggered entry points and similar fixed parameters (the “Parameters”) as described below within the section entitled “Index Portfolio Characteristics.”

The Autocallables’ coupon payments, principal repayment timing and principal value at maturity, and ultimately the Fund’s total return, are contingent and, with respect to principal value at maturity, based on the performance of the least-performing Constituent Index (SPY, QQQ, or IWM) of the Underlying Reference Basket (basket which consists of SPY, QQQ, and IWM). At each Observation Date, the “least-performing Constituent” — that is, the Constituent with the lowest performance relative to its level at the time the applicable Autocallable was included in the Index Portfolio — determines the coupon, autocall and principal outcomes for that Autocallable. The Fund expects to invest substantially all of its assets in U.S. Treasury securities with remaining maturities of one (1) year or less, cash, cash equivalents, “box spreads” (which may include investment in box-spread ETFs) and unfunded total return swaps providing exposure to the Autocallable Index (the “Swap Agreements”). However, in order to meet its margin requirements on the Swap Agreements, the Fund may allocate all or a significant portion of its cash to investments in eligible collateral instruments such as: investment-grade fixed income and floating rate bonds; notes with variable interest rates tied to benchmarks issued by governments and European or U.S. investment-grade corporate issuers; commercial paper and money market funds.

Each Autocallable is designed to pay a percentage of the notional amount allocated to that Autocallable at set monthly Observation Dates (a “Coupon”), provided that the least-performing Constituent is at or above a predetermined level (the “Coupon Barrier”) on the applicable Observation Date. If, on a specified monthly Observation Date and following the expiration of the Non-Callable Period described below, the least-performing Constituent is at or above a predetermined level (the “Autocallable Barrier”), then the Autocallable will automatically mature (be “called”). If the least-performing Constituent is below the Coupon Barrier on a monthly observation date (each an “Observation Date”), no Coupon is then-paid for that then-ended observation period; however, each Autocallable employs a “memory” (or “snowball”) feature whereby any such unpaid Coupons accumulate and are credited (i) on a subsequent monthly Observation Date on which the least-performing Constituent is again at or above the Coupon Barrier, and/or (ii) if earlier, upon the Autocallable being called. For example, if the least-performing Constituent is below the Coupon Barrier on two consecutive monthly Observation Dates but is at or above the Coupon Barrier on the third, the Coupon for the third Observation Date is paid together with the two Coupons that had previously been skipped.

Each Autocallable is subject to a one-year non-callable period from the date of issuance (the “Non-Callable Period”). Each Autocallable incorporates a contingent principal protection feature so that, if the least-performing Constituent has not caused the Autocallable to be called before the scheduled maturity date, any negative performance of the least-performing Constituent as at the maturity date will not have any negative impact on the return of principal under the Autocallable, provided the least-performing Constituent is not below a certain predetermined level at maturity (the “Maturity Barrier”). Only if the least-performing Constituent is below that Maturity Barrier at maturity will the Autocallable Index, and in turn investors, be exposed to the full downside performance of the least-performing Constituent at maturity. Therefore, while Autocallables may preserve capital in certain negative market conditions (i.e., if the least-performing Constituent remains at or above the Maturity Barrier), adverse market conditions in the equity market — and in particular a significant decline in, or divergence in the performance among, the Constituents — can lead to negative returns for the Fund.

The Fund’s exposure to the Autocallables is obtained through one or more Swap Agreements with one or more qualified financial institutions (“Swap Counterparties”). These Swap Agreements reference the Autocallable Index, which is designed to reflect the aggregate performance of the entire Index Portfolio. Through this approach, the Fund obtains comprehensive exposure to the diversified portfolio of Autocallables via one or more derivative instruments.

In light of the fact that the Fund is entering into one or more unfunded total return swaps, the Fund will be subject to variation margin requirements and will be required to post a portion of its assets as initial margin. In addition to the above, the Fund expects to invest in money market instruments, including U.S. Treasury Securities and repurchase agreements as well as cash and cash equivalents. The Fund will also utilize box spreads that consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts (“Box Spreads”). The Fund may also invest in other ETFs which in turn invest principally in Box Spreads.

The Fund may invest up to 25% of its total assets in a wholly-owned subsidiary (a “Subsidiary”), organized under the laws of the Cayman Islands. If determined necessary or advisable by the Fund, investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements.

Investment Structure Overview.

The Fund’s investment approach centers on gaining exposure to a theoretical diversified portfolio of approximately 52 to 156 synthetic least-of autocallables using one or more Swap Agreements that reference the Autocallable Index. Each of these Autocallables is linked to the performance of the least-performing Constituent (SPY, QQQ or IWM) of the Underlying Reference Basket. To efficiently implement this strategy, the Fund enters into one or more Swap Agreements with Swap Counterparties. These Swap Agreements reference the Autocallable

Calamos Least-Of Autocallable Income ETF

Index, which is designed to reflect the aggregate performance of the entire Index Portfolio, allowing the Fund to gain comprehensive exposure to a theoretical portfolio of synthetic least-of Autocallables through a single instrument per Swap Counterparty. The returns are based on certain pre-defined payout and return characteristics described in more detail in the section below entitled “Index Portfolio Characteristics.” Each Autocallable’s return profile is linked to the least-performing Constituent of the Underlying Reference Basket as a whole and does not look through to the individual securities held by any Constituent.

Because the coupon, autocall and principal outcomes of each Autocallable are determined by reference to the least-performing Constituent, an Autocallable referencing a basket of three Constituents generally offers a higher Coupon than an otherwise-comparable autocallable referencing a single index, in exchange for basket dispersion risk — the risk that one Constituent materially underperforms the others. This is the central trade-off of the least-of structure and is described further under “The Underlying Reference Basket — Constituents” below.

The Fund is designed to deliver, in an ETF wrapper, an indexed implementation of a least-of autocallable income strategy that has historically been offered to investors principally through individually negotiated structured notes and over-the-counter contracts. By referencing a single laddered index that is traded on total return swap — rather than a portfolio of separately negotiated notes or OTC instruments — the Fund seeks to provide standardized terms, weekly laddering, longer effective maturities, more efficient pricing and greater tax efficiency relative to holding individual least-of notes or contracts directly.

Index Portfolio Characteristics

The Fund provides investors with exposure to an index which is designed to reflect the aggregate total return of a theoretical portfolio of approximately 52 to 156 synthetic least-of Autocallables. Each Autocallable in the Index Portfolio may achieve one or both of the following payout and return characteristics depending on the performance of the least-performing Constituent:

(a)
fixed periodic (monthly) Coupon payments on specified Observation Dates if the level of the least-performing Constituent is at or above the Coupon Barrier (as set forth below);

or

(b)
as part of the Autocallables’ return, the Autocallable Index, and in turn the Fund may be exposed to the negative performance of the least-performing Constituent in case the level of such least-performing Constituent is below the Maturity Barrier at maturity.

Each Autocallable in the Index Portfolio will have the following key characteristics/parameters (the “Parameters”):

I. Individual Autocallables: Each Autocallable in the Index Portfolio features (as more set forth in the table below):

•
3-year tenor (Maturity)
•
1-year initial Non-Callable Period from the date of issuance
•
U.S. Dollar denomination
•
70% Maturity Barrier (observed at maturity, applied to the least-performing Constituent)
•
100% Autocallable Barrier (observed monthly, applied to the least-performing Constituent)
•
70% Coupon Barrier (observed monthly, applied to the least-performing Constituent)
•
A “memory” (snowball) feature whereby unpaid Coupons accumulate and are credited on a later qualifying monthly Observation Date or upon call
•
Return determined by reference to the least-performing Constituent (SPY, QQQ, IWM) of the Underlying Reference Basket

II. Key Components: Each Autocallable in the Index Portfolio has four main components:

•
Call Feature: Upon the expiration of each Autocallable’s Non-Callable Period, the Autocallable will automatically be called prior to its scheduled maturity date if the least-performing Constituent reaches or exceeds the Autocallable Barrier on a monthly Observation Date.
•
Contingent Coupon: A Coupon is paid monthly on the Autocallable if, on the monthly Observation Date, the least-performing Constituent is at or above the Coupon Barrier. If the least-performing Constituent falls below the Coupon Barrier on an Observation Date, no Coupon will be paid for that period, but any unpaid Coupons accumulate and are credited on a subsequent monthly Observation Date on which the least-performing Constituent is again at or above the Coupon Barrier (and, in any event, upon call).
•
Contingent Principal Protection: If an Autocallable is not called prior to Maturity, the initial principal is fully protected if the least-performing Constituent’s level is at or above the Maturity Barrier (70%) at maturity. If the least-performing Constituent closes below the Maturity Barrier, principal loss for that Autocallable will be equivalent to the negative performance of the least-performing Constituent measured over the life of the Autocallable.
•
Memory: If the least-performing Constituent is below the Coupon Barrier on a monthly Observation Date and no Coupon is paid, that Coupon is not lost but instead accumulates; all such previously unpaid Coupons are credited (i) on a subsequent monthly Observation

Calamos Least-Of Autocallable Income ETF

Date on which the least-performing Constituent is again at or above the Coupon Barrier, and/or (ii) if earlier, upon the Autocallable being called.

The Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables and any Coupons paid are reinvested in Autocallables.

III. Implementation Mechanism: To efficiently gain exposure to this theoretical diversified portfolio of Autocallables, the Fund utilizes:

•
Swap Agreements with Swap Counterparties
•
The Autocallable Index as a reference for these Swap Agreements, which is designed to reflect the aggregate performance of the entire Index Portfolio.

Once an Autocallable has been included in the Index Portfolio, the payout and return characteristics for such Autocallable can no longer be changed. Therefore, there is no discretion involved in the payout process for each Autocallable, as such payout depends on whether the performance of the least-performing Constituent in the Basket on the Observation Date is below the Maturity Barrier. With regard to the Maturity Barrier, if on the Maturity Date the performance of the least-performing Constituent is below the Maturity Barrier, the amount of principal repaid will be reduced, as per the example below, which will negatively impact the overall value of the Autocallable Index and, in turn, the Fund.

For example, noting the Maturity Barrier for an Autocallable is 100% of the level of the least-performing Constituent as of the date the Autocallable is issued:

•
if the least-performing Constituent falls by only 10% (which is still above the Maturity Barrier) then the negative performance of the least-performing Constituent will not reduce the amount of principal to be repaid;
•
on the other hand, if the least-performing Constituent falls by 45% (i.e., to 55% of the level it was at when the Autocallable was issued and which is below the Maturity Barrier), then at maturity the amount of principal to be repaid will have fallen by 45%.

As the Fund is exposed to the Autocallables through the performance of the Index Portfolio under the Swap Agreement(s), any negative return of an Autocallable in the Index Portfolio will negatively impact the level of the Autocallable Index and, in turn, the Fund.

The chart below illustrates the payoff profile of a single synthetic least-of Autocallable in the Index Portfolio as a function of the performance of the least-performing Constituent. A Coupon is paid — together with any previously missed Coupons via the memory feature — if the least-performing Constituent is at or above the Coupon Barrier (i.e., at or above 70% of its initial level) on a monthly Observation Date; no Coupon is paid if the least-performing Constituent is below that barrier. Following the Non-Callable Period, the Autocallable is called if the least-performing Constituent is at or above its initial level (100%) on a monthly Observation Date. Contingent principal protection applies against a ‑30% decline in the least-performing Constituent, beyond which, at maturity, losses track the least-performing Constituent.

Illustrative payoff of a single synthetic least-of autocallable income note (before Fund fees and expenses). The dashed line represents the least-performing Constituent. For illustrative purposes only; not indicative of the performance of any Autocallable or of the Fund nor necessarily of actual levels of maturity or coupon barriers.

Calamos Least-Of Autocallable Income ETF

+40%
+20%
0%
-30%
-50%
Principal return at maturity
-50%
-30%
0%
+20%
+40%
Worst-performing constituent return over the life of the note
Contingent coupon paid — plus any missed coupons via the memory feature — when the worst performer is at or above the -30% barrier on a monthly observation date
-30% Maturity Barrier — below this level at maturity, principal loss tracks the worst-performing constituent
Note automatically called when the worst performer is at or above its initial level (0%) on an observation date (after the 1-year non-call period)
Worst-performing constituent (SPY / QQQ / IWM)

Portfolio Management and Rebalancing

The Autocallable Index is managed through a systematic process, and the Fund gains exposure to the Autocallable Index through the use of Swap Agreements. The underlying Index Portfolio will be rebalanced weekly, employing a weekly roll mechanism whereby Autocallables that have auto called or matured are replaced with new Autocallables and any Coupons received are reinvested in Autocallables. This systematic approach seeks to benefit from (i) diversification of entry points across market cycles; (ii) minimization of timing risk associated with single-entry investments and (iii) maintaining a consistent exposure to a theoretical portfolio of approximately 52 to 156 synthetic least-of Autocallables. Furthermore, by gaining exposure via the Autocallable Index to the total return of a laddered portfolio of Autocallables with staggered entry points, the Fund seeks to benefit from a theoretical diversified portfolio that seeks to (i) smooth capital appreciation over time; (ii) reduce concentration risk in any single market entry point; and (iii) potentially lower overall portfolio volatility.

While the Autocallable Index follows systematic rules for maintenance and replacement, the Adviser actively oversees the Swap Counterparty exposure and creditworthiness, collateral management and optimization, the Fund’s overall portfolio risk characteristics as well as the execution quality and management of Swap Agreements. Because the Fund expects to obtain exposure through Swap Agreements with more than one Swap Counterparty, the Adviser also monitors the allocation of the Fund’s notional swap exposure across Swap Counterparties and manages the onboarding of additional Swap Counterparties as capacity, liquidity and diversification needs arise.

Autocallable Index Methodology

The Autocallable Index is designed to reflect the performance of a theoretical portfolio of synthetic least-of Autocallable notes (the “Autocallables”), the return of which is determined by reference to the least-performing Constituent (SPY, QQQ or IWM) of the Underlying Reference Basket. The Autocallables in the theoretical portfolio follow predetermined terms including a 156-week (3-year) maturity period from issue date, a 52-week (1-year) non-callable period from the issue date, and coupon payments every 4 weeks. Each Autocallable features conditional cash flows on specific monthly Observation Dates, with payments depending on whether the least-performing Constituent is above or below specified thresholds, including a 100% autocallable barrier and 70% principal and coupon barrier percentages, together with a “memory” feature under which unpaid Coupons accumulate and are credited on a later qualifying Observation Date or upon call.

The Autocallable Index provider’s pricing model determines the present value of these synthetic securities accounting for prevailing market conditions and contemplates the reinvestment of cash flows. The Autocallable Index rebalances at preset intervals (weekly), adding one new autocallable security at each rebalance date. To maintain diversification, the Autocallable Index applies concentration limits through an allocation cap that restricts the weight of any individual Autocallable to 5%. Cash from paid Coupons and maturing or redeemed securities is systematically reallocated across the portfolio according to predefined rules. The Autocallable Index is calculated daily, rebalanced weekly and is denominated in U.S. Dollars with the Index base value set at 100.

Calamos Least-Of Autocallable Income ETF

The Index is composed of a theoretical portfolio of autocallable notes with the following characteristics:

SPECIFICATION	AUTOCALLABLE INDEX
Reference Asset	Least-performing SPY, QQQ and IWM
Face Value	100
Maturity Date	156 weeks from the Issue Date
Non-Callable Period	52 weeks from the Issue Date
Coupon Dates	Every 4 weeks from the Issue Date, up to and including the Maturity Date
Autocallable Barrier	100%
Principal Barrier Percentage	70%
Coupon Barrier Percentage	70%
Memory Feature	Yes — unpaid Coupons credited on a later qualifying observation or upon call

Total Return Swaps — A total return swap is a financial agreement between two parties where one party agrees to make a single payment or periodic payments to the other party based on a fixed or variable interest rate in exchange for a single payment or periodic payments based on the total return of an underlying asset, which includes both the income it generates and any capital gains or losses. Total return swaps also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for the Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. To the extent the total return of the underlying asset exceeds or falls short of the offsetting interest rate obligation, one party will receive a payment from or make a payment to the other party, as applicable. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way. The use of total return swaps may add leverage to the Fund’s portfolio.

Box Spreads — A Box Spread is an offsetting set of options, which may include Flexible Exchange Options (“FLEX Options”). Box Spreads consist of a synthetic long position coupled with an offsetting synthetic short position through a combination of options contracts on a reference asset at the same expiration date. The synthetic long position consists of (i) buying a call option and (ii) selling a put option, each on the same reference asset and each with the same strike price and expiration date. The synthetic short position consists of (i) buying a put option and (ii) selling a call option, each on the same reference asset and each with the same expiration date as the synthetic long but with a different strike price from the synthetic long position. The difference between the strike prices of the synthetic long position and the synthetic short position determines the expiration value (or value at maturity) of the Box Spread. An important feature of the Box Spread construction process is that it seeks to eliminate market risk tied to price movements associated with the underlying options’ reference asset. Once the Box Spread is initiated, its return from the initiation date through expiration will not change due to price movements in the underlying options’ reference assets. The Fund may purchase Box Spreads on various indices or securities based on risk and return considerations. Box Spreads are expected to have return characteristics similar to cash equivalents. The Fund may also invest in other ETFs which in turn invest principally in Box Spreads.

General Information about FLEX Options

FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation (the “OCC”). The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” with the goal of protecting clearing members and options traders from counterparty risk. The OCC may make adjustments to FLEX Options for certain significant events, as more fully described in the Fund’s Statement of Additional Information. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. The FLEX Options that the Fund will hold and that reference the SPDR S&P 500 ETF (“SPY”) will give the Fund the right or the obligation to either receive or deliver shares of SPY, or the right or the obligation to either receive or deliver a cash payment on the option expiration date based upon the difference between SPY’s value and a strike price, depending on whether the option is a put or call option and whether the Fund purchases or sells the option. The Fund will purchase call options (giving the Fund the right to receive shares of SPY or a cash payment) and put options (giving the Fund the right to deliver shares of SPY or a cash payment), and may sell (i.e., write) call options (giving the Fund the obligation to deliver shares of SPY or a cash payment) and put options (giving the Fund the obligation to receive shares of SPY or a cash payment) in instances where it is deemed necessary or desirable to construct the Box Spread. In instances where the purchased call and put options are substantially in-the-money and the synthetic long and short positions comprising the Box Spread can effectively be constructed without writing call or put options, the Fund may elect not to write call or put options. The Fund intends to use FLEX Options in constructing Box Spreads. The Fund receives premiums in exchange for the written FLEX Options and pays premiums in exchange for the purchased FLEX Options. The OCC and securities exchanges on which the FLEX Options are listed do not charge ongoing fees to writers or purchasers of the FLEX Options during their life for continuing to hold the option contracts but may charge transaction fees.

Calamos Least-Of Autocallable Income ETF

Underlying Reference Basket — Constituents

SPY

SPY is an exchange-traded unit investment trust that uses a replication strategy, meaning it invests in as many of the stocks in the S&P 500® Index as is practicable. PDR Services, LLC (“PDR”) serves as SPY’s sponsor. The investment objective of SPY is to seek to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500® Index (the “Index”). See below for a description of the SPY’s principal investment strategies and risks. You can find SPY’s prospectus and other information about the ETF, including the statement of additional information and most recent reports to shareholders, online at “https://www.ssga.com/us/en/intermediary/etfs/state-street-spdr-sp‑500-etf-trust-spy”.

The summary information below regarding the SPY comes from its filings with the SEC. You are urged to refer to the SEC filings made by the SPY and to other publicly available information (e.g., the ETF’s annual reports) to obtain an understanding of the ETF’s business and financial prospects. The following description of the SPY’s principal investment strategies was taken directly from the SPY’s prospectus, dated January 26, 2026 (“SPY” refers to the SPY; other defined terms have been modified and pertain only to this subsection).

SPY seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in SPY’s Portfolio substantially corresponding to the weight of such stock in the Index. In SPY’s prospectus, the term “Portfolio Securities” refers to the common stocks that are actually held by SPY and make up SPY’s Portfolio, while the term “Index Securities” refers to the common stocks that are included in the Index, as determined by the index provider, S&P Dow Jones Indices LLC (“S&P”). At any time, SPY’s Portfolio will consist of as many of the Index Securities as is practicable. To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, State Street Global Advisors Trust Company (the “Trustee”) or its parent company, State Street Bank and Trust Company (“SSBT”) adjusts SPY’s Portfolio from time to time to conform to periodic changes made by S&P to the identity and/or relative weightings of Index Securities in the Index. SPY’s Trustee or SSBT aggregates certain of these adjustments and makes changes to SPY’s Portfolio at least monthly, or more frequently in the case of significant changes to the Index. SPY may pay transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its Portfolio). Such transaction costs may be higher if there are significant rebalancings of Index Securities in the Index, which may also result in higher taxes when SPY’s units are held in a taxable account. These costs, which are not reflected in SPY’s estimated annual Trust ordinary operating expenses, affect SPY’s performance. During the most recent fiscal year, SPY’s portfolio turnover rate was 3% of the average value of its portfolio. SPY’s portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of SPY’s units. Portfolio turnover will be a function of changes to the Index as well as requirements of SPY’s trust agreement. … Although SPY may fail to own certain Index Securities at any particular time, SPY generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of SPY. … SPY does not hold or trade futures or swaps and is not a commodity pool. The Index includes five hundred (500) selected companies, all of which are listed on national stock exchanges and spans a broad range of major industries. … Since 1968, the Index has been a component of the U.S. Commerce Department’s list of Leading Indicators that track key sectors of the U.S. economy. Current information regarding the market value of the Index is available from market information services. The Index is determined, comprised and calculated without regard to SPY.

As of September 30, 2026, SPY had significant investments in information technology companies.

QQQ

QQQ is an exchange-traded open-end management investment company. Prior to a reclassification on December 19, 2025, the Fund operated as a unit investment trust. QQQ uses a full replication strategy, meaning it invests in all of the stocks in the Nasdaq‑100 Index®. Invesco Capital Management LLC (“Invesco”) serves as QQQ’s investment advisor. The investment objective of QQQ is to seek to track the investment results, before fees and expenses, of the Nasdaq‑100 Index® (the “Index”). See below for a description of QQQ’s principal investment strategies and risks. You can find QQQ’s prospectus and other information about the ETF, online at “https://www.invesco.com/qqq-etf/en/about.html”.

The summary information below regarding QQQ comes from its filings with the SEC. You are urged to refer to the SEC filings made by QQQ and to other publicly available information (e.g., QQQ’s annual reports) to obtain an understanding of QQQ’s business and financial prospects. The following description of QQQ’s principal investment strategies was taken directly from QQQ’s prospectus, dated December 22, 2025, as revised June 10, 2026 (“QQQ®” refers to QQQ; other defined terms have been modified and pertain only to this subsection).

The investment objective of QQQ® is to seek to track the investment results, before fees and expenses, of the Index. There can be no assurance that this investment objective will be met fully.

Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains and calculates the Underlying Index, which includes securities of 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market LLC based on market capitalization. QQQ® operates as an index fund and is not actively managed, meaning that it does not seek to outperform the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund invests in all of the securities comprising the Index in proportion to their weightings in the Index. The Index reflects companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade, and biotechnology. The Index excludes financial companies, including investment companies.

Calamos Least-Of Autocallable Income ETF

As of October 31, 2025, QQQ had significant investments in information technology companies.

IWM

IWM is an exchange-traded fund that seeks to track the investment results of the Russell 2000® Index (the “Index”), which is a float-adjusted capitalization-weighted index of equity securities issued by the approximately 1,933 smallest issuers in the Russell 3000® Index. IWM measures the performance of the small-capitalization sector of the U.S. equity market, as defined by FTSE Russell.

IWM is a series of an open-end management investment company registered with the SEC under the 1940 Act. IWM uses a replication strategy, meaning it invests in as many of the stocks in the Russell 2000® Index as is practicable. BlackRock Fund Advisors (“BFA”) serves as IWM’s investment adviser. You can find IWM’s prospectus and other information about the ETF, including the statement of additional information and most recent reports to shareholders, online at “https://www.ishares.com/us/products/239710/ishares-russell‑2000-etf”.

The summary information below regarding IWM comes from its filings with the SEC. You are urged to refer to the SEC filings made by IWM and to other publicly available information (e.g., the ETF’s annual reports) to obtain an understanding of the ETF’s business and financial prospects. The following description of IWM’s principal investment strategies was taken directly from IWM’s prospectus, dated July 31, 2026 (defined terms have been modified and pertain only to this subsection).

IWM seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the Index (the “Portfolio”), with the weight of each stock in IWM’s Portfolio substantially corresponding to the weight of such stock in the Index.

As of March 31, 2026, the Index represented approximately 5% of the total market capitalization of the Russell 3000® Index, and a significant portion of the Index is represented by securities of companies in the financials, healthcare and industrials industries or sectors. The components of the Underlying Index are likely to change over time.

To maintain the correspondence between the composition and weightings of Portfolio Securities and Index Securities, BFA adjusts IWM’s Portfolio from time to time to conform to periodic changes made by Russell to the identity and/or relative weightings of Index Securities in the Index. IWM may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the IWM’s performance. During the most recent fiscal year, the IWM’s portfolio turnover rate was 18% of the average value of its portfolio.

Although IWM may fail to own certain Index Securities at any particular time, IWM generally will be substantially invested in Index Securities, which should result in a close correspondence between the performance of the Index and the performance of IWM. IWM does not use futures, options on futures or securities options for speculative purposes and is not a commodity pool. The Index is determined, comprised and calculated without regard to IWM.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Fund’s investment objective or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

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Authorized Participant Concentration Risk — Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions.
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Autocallable Structure Risk — The Fund’s returns are correlated to the performance of a theoretical portfolio of Autocallables reflected by the Autocallable Index. Autocallable notes have specific structural features that may be unfamiliar to many investors.
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Contingent Income Risk — Coupon payments from the Autocallables are not guaranteed and will not be made if the least performing Constituent falls below the Coupon Barrier (70%) on Observation Dates. This means the Fund may generate significantly less income than anticipated during market downturns.
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Early Redemption Risk — Autocallables in the Index Portfolio may be called before their scheduled maturity if the least-performing Constituent reaches or exceeds the Autocallable Barrier on Observation Dates. This automatic early redemption could force reinvestment of that portion of the Index Portfolio at lower rates if market yields have declined.
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Barrier Risk — If the least-performing Constituent falls below the Maturity Barrier (70%) at the maturity of an Autocallable in the Index Portfolio, that portion of the Index Portfolio will be fully exposed to the negative performance of the least-performing Constituent from its initial level. For example, if the least-performing Constituent has declined 45% at maturity of a particular Autocallable, the portion of the

Calamos Least-Of Autocallable Income ETF

Index Portfolio allocated to that note would lose 45% of its value. This conditional protection creates a binary outcome that can result in sudden, significant losses if barriers are breached.

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Basket Dispersion and Correlation Risk — Because the Fund’s downside is tied to the worst-performing asset among three distinct indices (SPY, QQQ, and IWM), the statistical probability of a barrier breach is higher than if the Fund tracked any single index alone. To clarify, a severe localized decline in just one index (e.g., small-cap stocks via IWM) will trigger full principal loss for that portion of the Fund’s portfolio, even if the other two indices perform exceptionally well.
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Box Spread Risk — If one or more of the individual option positions that comprise a Box Spread are modified or closed separately prior to the option contract’s expiration, then the Box Spread may no longer effectively eliminate risk tied to the underlying reference asset’s price movement. Furthermore, the Box Spread’s value is derived in the market and is in part based on the time until the options comprising the Box Spread expire and the prevailing market interest rates. The Fund’s ability to utilize Box Spreads effectively is dependent on the availability and willingness of other market participants to sell Box Spreads to the Fund at competitive prices. If the Box Spread does not perform as intended, the Fund could have exposure to the underlying reference asset of the options comprising the Box Spread, which is expected to be the SPY. In such a scenario, the Fund would be subject to the risks of equity securities markets. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant equity market, such as market volatility, or when political or economic events affecting an issuer occur.
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Calculation Methodology Risk — The Autocallable Index employs complex calculation methodologies that may not perform as expected under certain market conditions.
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Cash Holdings Risk — To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund’s performance and ability to achieve its investment objective.
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Correlation Risk — The Fund’s return is not likely to match the expected returns of the Index Portfolio or the return of the Autocallable Index for a number of reasons, including the payment of periodic distributions to investors, operating expenses, transaction costs, cash management, market conditions, and differences in calculation methodologies.
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Costs of Buying and Selling Fund Shares — Due to the costs of buying or selling Fund Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Fund Shares may significantly reduce investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments.
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Counterparty Risk — The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (primarily Swap Agreements) entered into by the Fund. The Fund’s exposure to the Index Portfolio is obtained entirely through Swap Agreements with Swap Counterparties. If a Swap Counterparty becomes bankrupt or otherwise fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all. Unlike directly held securities, the Fund’s holdings consist primarily of contractual claims against Swap Counterparties, making the Fund particularly vulnerable to counterparty failure. Even temporary disruptions in a Swap Counterparty’s ability to perform under Swap Agreements could significantly impact Fund performance. The Fund may have substantial exposure to a single Swap Counterparty, which may result in the Fund being more susceptible to a single economic or regulatory occurrence affecting such Swap Counterparty.
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Credit Risk — The Fund’s collateral investments may be subject to credit risk, which is the risk that an issuer or counterparty will fail to pay principal or interest when due.
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Derivatives Risk — Derivatives are instruments, such as swaps, options, futures and forward foreign currency contracts, whose value is derived from that of other assets, rates or indices. Derivatives can be used for hedging (attempting to reduce risk by offsetting one investment position with another) or non-hedging purposes. The use of derivatives for non-hedging purposes may be considered more speculative than other types of investments. The use of derivatives will increase expenses and volatility, and there is no guarantee that a derivatives strategy will work as anticipated. Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.
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Equity Securities Risk — The securities markets are volatile. The Fund’s exposure to the least-performing Constituent subjects it to risks associated with equity markets. The value of the least-performing Constituent may fluctuate, sometimes rapidly and unpredictably, due to factors affecting the U.S. equity markets generally or particular segments of the market. If the market prices of the securities to which the least-performing Constituent is exposed decline, the value of your investment in the Fund will decline.
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FLEX Options Risk — Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases.

Calamos Least-Of Autocallable Income ETF

Because FLEX Options have variable terms that are fixed by the parties, there are no pre-established series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Fund also is subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Fund to suffer losses which may be significant.

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Index Risk — There can be no guarantee that the Autocallable Index will be maintained indefinitely or that the Fund will be able to continue to utilize the Autocallable Index to implement the Fund’s principal investment strategies indefinitely. If necessary, the Adviser or the Fund’s Board of Trustees may substitute the Autocallable Index with another index that it chooses in its sole discretion and without advance notice to shareholders. There can be no assurance that any substitute index so selected will perform in a manner similar to the Autocallable Index, as applicable. Unavailability of the index could affect adversely the ability of the Fund to achieve its investment objective.
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Interest Rate Risk — The value of the Fund’s fixed-income investments may be affected by changes in interest rates. When interest rates rise, the value of fixed-income investments generally falls.
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Investment in a Subsidiary — As determined necessary or advisable by the Fund, the Fund may invest a portion of its assets in a wholly-owned subsidiary (each, a “Subsidiary”), organized under the laws of the Cayman Islands. Investment in the Subsidiary is expected to provide the Fund with exposure to the Autocallable Index within the limitations of Subchapter M of the Code and Internal Revenue Service guidance. The Subsidiary may invest primarily in derivative instruments, including Swap Agreements. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the above-mentioned derivative instruments and other securities, which are discussed elsewhere in the Fund’s Prospectus and Statement of Additional Information (“SAI”). To comply with the asset diversification test applicable to a RIC (discussed in the SAI), the Fund intends to limit its investments in such subsidiary to 25% of the Fund’s total assets at the end of each taxable quarter.

Although the Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the Fund’s Prospectus and SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in the Fund’s Prospectus and SAI and could negatively affect the Fund and its shareholders.

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Laddered Portfolio Risk — The laddered portfolio strategy may not perform as expected if market conditions remain unfavorable over an extended period, multiple Autocallable instruments may experience losses simultaneously and/or the weekly rebalancing mechanism may result in suboptimal entry points during rapidly changing markets.
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Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.
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Market Maker Risk — If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Fund Shares.
•
Market Risk — The risk that the securities markets will increase or decrease in value is considered market risk and applies to any security, including those held by the Index Portfolio.

Calamos Least-Of Autocallable Income ETF

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New Fund Risk — The Fund is a recently organized investment company with a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
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Non-Diversification Risk — The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. In addition, this makes the Fund more susceptible to risks associated with a single economic, political, or regulatory occurrence.
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Other Investment Companies Risk — The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and exchange-traded funds (“ETFs”), including affiliated funds, and in business development companies in excess of the statutory limits imposed by the 1940 Act in reliance on Rule 12d1‑4 under the 1940 Act. These investments would be subject to the applicable conditions of Rule 12d1‑4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. In the event the Fund invests in another affiliated fund (the “Acquired Fund”), the portion of the Fund’s Investment Management Fee equal to the advisory fee payable to the Acquired Fund (based on average daily net assets invested) is waived.
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Premium-Discount Risk — Fund Shares may trade above or below their NAV. The market prices of Fund Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund Shares on the Exchange. The trading price of Fund Shares may deviate significantly from NAV during periods of market volatility.
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Secondary Market Trading Risk — Investors buying or selling Fund Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund Shares. Although the Fund Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. The Fund’s shares may trade at prices substantially different from NAV during periods of market stress or when the complex underlying derivatives are difficult to value. In addition, trading in Fund Shares on the Exchange may be halted.
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Swap Agreement Risk — Swap agreements are a type of derivative instrument that subjects the Fund to counterparty credit, liquidity, and correlation risks, including that: (i) the Fund may not be able to enter into replacement swap agreements in the event a current swap is terminated; (ii) unfunded swap agreements may involve greater leverage risks than funded swaps; (iii) the swap agreement may not reflect the performance of the Autocallable Index as expected due to differences in calculation methods or expenses; and (iv) during market disruptions, the counterparty may be able to terminate the swap agreement and the Fund may be unable to enter into new swap agreements or adjust existing positions at favorable prices. In volatile markets, the Fund may not be able to close out a position without incurring a significant amount of loss.
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Swap Agreement Termination Risk — A Swap Counterparty may be entitled to terminate the Swap Agreement at its then current market value upon the occurrence of certain extraordinary market events or at its discretion upon notice to the Fund. Under such circumstances, if the Adviser is unable to enter into new Swap Agreements with a suitable Swap Counterparty, the Adviser may recommend to the Board of Trustees to immediately liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote. While shareholder interests will be the paramount consideration in a liquidation under such circumstances, the timing of the liquidation may not be favorable to certain individual shareholders.
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Tax Risk — The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. To qualify and maintain its status as a RIC, the Fund must derive at least 90% of its gross income each year from “qualifying income,” meet certain diversification tests at the end of each quarter and meet an annual distribution test. For purposes of the qualifying income requirement, the treatment of the swaps and other derivatives that provide exposure to the Autocallables is not entirely clear, and thus whether the income and gain therefrom is qualifying income is uncertain. If the Fund were to treat income or gain from particular instruments linked to the Autocallables as qualifying income, an adverse determination or future guidance by the Internal Revenue Service with respect to the treatment of income or gain from those investments may adversely affect the Fund’s ability to qualify as a RIC. For purposes of the diversification test, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In particular, there is no published Internal Revenue Service guidance or case law on how to determine the “issuer” of certain derivatives that the Fund will enter into. An adverse determination or future guidance by the Internal Revenue Service with respect to issuer identification for the Fund’s investments may adversely affect the Fund’s ability to qualify as a RIC. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed.

Calamos Least-Of Autocallable Income ETF

The federal income tax treatment of the swaps and other derivatives (including the options comprising the Box Spreads) may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

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Trading Issues Risk — Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. Further, there can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
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Valuation Risk — The complex nature of autocallable structures and volatility-targeted indices may make accurate valuation difficult during market stress, potentially leading to significant premiums or discounts to NAV. In addition, during periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the Swap Agreements may become more difficult.

Fund Performance

The Fund has not commenced operations as of the date of this prospectus. Once available, the Fund’s performance information, and information that gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance, will be available at no cost by visiting the Fund’s website at www.calamos.com. Past performance (before and after taxes) is not an indication of future performance.

Investment Adviser

Calamos Advisors LLC (“Calamos Advisors” or the “Adviser”)

Portfolio Managers

PORTFOLIO MANAGER/ FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH ADVISER
Shaheen Iqubal	Since October 14, 2026	SVP, Co-Portfolio Manager
Jordan Rosenfeld	Since October 14, 2026	VP, Co-Portfolio Manager

Other Important Information Regarding Fund Shares

Portfolio Holdings. The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

Premium/Discount Information. Information about the premiums and discounts at which the Fund’s Shares have traded will be available at www.calamos.com.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) Fund Shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of Fund Shares known as “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities and/or cash.

Individual Fund Shares may only be purchased and sold on the Exchange, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because Fund Shares trade at market prices rather than at net asset value (“NAV”), Fund Shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling Fund Shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) (the “bid-ask spread”). Recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at https://www.calamos.com/.

Tax Information

Net investment income and capital gains distributions you receive from the Fund generally are subject to federal income taxes and may also be subject to state and local taxes. The Fund intends to make distributions monthly and distribute long-term capital gains, if any, at least annually.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by

Calamos Least-Of Autocallable Income ETF

influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s statutory prospectus and statement of additional information online at https://www.calamos.com/resources/.

Calamos Least-Of Autocallable
Income ETF

2020 Calamos Court
Naperville, IL 60563-2787
866.363.9219
www.calamos.com
811-22887

CAYNSUMPRO 101426